Land Use Rights, Net (Details) - Land use rights	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Land Use Rights, Net
Land use rights at cost	$ 20,942,033	¥ 144,045,981	¥ 144,726,756
Accumulated amortization	(2,922,846)	(20,104,267)	(17,099,127)
Total	18,019,187	123,941,714	127,627,629
Amount pledged as collateral for borrowings from the financial institutions	$ 1,428,743	¥ 9,827,352	¥ 10,076,146